UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

ProFrac Holding Corp.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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PROFRAC HOLDING CORP.

333 Shops Boulevard, Suite 301

Willow Park, TX 76087

(254) 776-3722

NOTICE OF ACTION BY WRITTEN CONSENT OF THE HOLDERS OF

A MAJORITY OF THE OUTSTANDING VOTING STOCK OF PROFRAC HOLDING CORP.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

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February 27, 2023

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To the Stockholders of ProFrac Holding Corp.:

This Notice and the accompanying Information Statement are being furnished to the holders of Class A Common Stock, $0.01 par value per share (the “Class A Common Stock”), and Class B Common Stock, $0.01 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of ProFrac Holding Corp., a Delaware corporation (“ProFrac,” the “Company,” “we,” “us” or “our”), as of the close of business on February 17, 2023 (the “Record Date”), pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As previously disclosed in the Current Report on Form 8-K filed by the Company on January 12, 2023, with the Securities and Exchange Commission:

•
On January 11, 2023, the Board of Directors of the Company (the “Board”) approved an increase in the size of the Board from five to six members and promoted Mr. Coy Randle from the position of Chief Operating Officer of the Company to become a member of the Board, filling the vacancy created by the increase in Board size, each effective as of January 13, 2023. Mr. Randle was appointed to the Board as a designee of Farris Wilks under the Stockholders’ Agreement, dated as of May 17, 2022, by and among the Company, THRC Holdings, LP (together with any other member of the THRC Group (as defined therein) executing a joinder thereto, the “THRC Parties”), Farris C. Wilks, FARJO Holdings, LP (“FARJO”), and the Farris and Jo Ann Wilks 2022 Family Trust (together with Farris Wilks, FARJO and any other member of the Farris Group (as defined therein) executing a joinder thereto, the “Farris Parties”) (the “Stockholders’ Agreement”).
•
In connection with the foregoing, effective as of January 13, 2023, the Stockholders’ Agreement was amended by the parties thereto to account for the increased size of the Board, increase the number of directors that the Farris Parties have the right to designate to the Board thereunder from one to two, reflect that Mr. Randle is a “Farris Designee” (as defined in the Stockholders’ Agreement), and make certain other conforming amendments (the “First Amendment to Stockholders’ Agreement”).

•
Also in connection with the foregoing, the THRC Parties and the Farris Parties, collectively the holders of a majority of our outstanding shares of Common Stock (the “Majority Stockholders”), adopted, pursuant to a written consent (the “Written Consent”), an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (as further amended and restated, the “Second A&R Charter”) in order to effect certain amendments to the Amended and Restated Certificate of Incorporation of the Company currently in effect (the “Existing Charter”) relating to the special voting power of the Wilks Directors

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(as defined in the Second A&R Charter), to account for the increase in the size of the Board from five to six members and the increase in the number of directors that the Farris Parties have the right to designate to the Board, pursuant to the First Amendment to Stockholders’ Agreement, from one to two (the “Corporate Action”).

As of the Record Date for the determination of stockholders entitled to receive notice of the approval of the Corporate Action and to receive a copy of the accompanying Information Statement, there were 54,389,443 issued and outstanding shares of Class A Common Stock and 104,195,938 issued and outstanding shares of Class B Common Stock. Except as otherwise required by the Existing Charter or applicable law, the holders of Class A Common Stock and Class B Common Stock vote together as a single class on all matters. The written consent of a majority of such outstanding shares of Common Stock was necessary to authorize the Corporate Action.

As of the date of each of the Written Consent and the Record Date, the Majority Stockholders held an aggregate of 129,431,206 shares of Common Stock, which represented approximately 81.62% of the outstanding Common Stock as of each such date.

On January 11, 2023, the Board approved the Corporate Action by unanimous written consent, subject to stockholder approval, and on January 11, 2023, the Majority Stockholders executed and delivered to us the Written Consent. The Written Consent constitutes the only stockholder approval required under the Delaware General Corporation Law (“DGCL”), the Existing Charter and our Amended and Restated Bylaws to approve the Corporate Action. Accordingly, no further vote of or action by our stockholders is required to approve the Corporate Action.

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The accompanying Information Statement is being furnished only to (1) inform our stockholders of the Corporate Action before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act and (2) provide the notice required under Section 228(e) of the DGCL. The Information Statement is being distributed and made available on or about February 27, 2023 to stockholders of record as of the Record Date. The Corporate Action shall be effective on or about March 20, 2023, or approximately 20 days after this Information Statement is first distributed and made available to our stockholders.

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THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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By order of the Board of Directors Sincerely, Matthew D. Wilks Executive Chairman and Director
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PROFRAC HOLDING CORP.

333 Shops Boulevard, Suite 301

Willow Park, TX 76087

(254) 776-3722

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of Class A Common Stock, $0.01 par value per share (the “Class A Common Stock”), and Class B Common Stock, $0.01 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of ProFrac Holding Corp., a Delaware corporation (“ProFrac,” the “Company,” “we,” “us” or “our”), as of the close of business on February 17, 2023 (the “Record Date”), pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As previously disclosed in the Current Report on Form 8-K filed by the Company on January 12, 2023, with the Securities and Exchange Commission (“SEC”):

•
On January 11, 2023, the Board of Directors of the Company (the “Board”) approved an increase in the size of the Board from five to six members and promoted Mr. Coy Randle from the position of Chief Operating Officer of the Company to become a member of the Board, filling the vacancy created by the increase in Board size, each effective as of January 13, 2023. Mr. Randle was appointed to the Board as a designee of Farris Wilks under the Stockholders’ Agreement, dated as of May 17, 2022, by and among the Company, THRC Holdings, LP (together with any other member of the THRC Group (as defined therein) executing a joinder thereto, the “THRC Parties”), Farris C. Wilks, FARJO Holdings, LP (“FARJO”), and the Farris and Jo Ann Wilks 2022 Family Trust (together with Farris Wilks, FARJO and any other member of the Farris Group (as defined therein) executing a joinder thereto, the “Farris Parties”) (the “Stockholders’ Agreement”).
•
In connection with the foregoing, effective as of January 13, 2023, the Stockholders’ Agreement was amended by the parties thereto to account for the increased size of the Board, increase the number of directors that the Farris Parties have the right to designate to the Board thereunder from one to two, reflect that Mr. Randle is a “Farris Designee” (as defined in the Stockholders’ Agreement), and make certain other conforming amendments (the “First Amendment to Stockholders’ Agreement”).
•
Also in connection with the foregoing, the THRC Parties and the Farris Parties, collectively the holders of a majority of our outstanding shares of Common Stock (the “Majority Stockholders”), adopted, pursuant to a written consent (the “Written Consent”), an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (as further amended and restated, the “Second A&R Charter”) in order to effect certain amendments to the Amended and Restated Certificate of Incorporation of the Company currently in effect (the “Existing Charter”) relating to the special voting power of the Wilks Directors (as defined in the Second A&R Charter), to account for the increase in the size of the Board from five to six members and the increase in the number of directors that the Farris Parties have the right to designate to the Board, pursuant to the First Amendment to Stockholders’ Agreement, from one to two (the “Corporate Action”).

As of the Record Date for the determination of stockholders entitled to receive notice of the approval of the Corporate Action and to receive a copy of this Information Statement, there were 54,389,443 issued and outstanding shares of Class A Common Stock and 104,195,938 issued and outstanding shares of Class B Common Stock. Except

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as otherwise required by the Existing Charter or applicable law, the holders of Class A Common Stock and Class B Common Stock vote together as a single class on all matters. The written consent of a majority of such outstanding shares of Common Stock was necessary to authorize the Corporate Action.

As of the date of each of the Written Consent and the Record Date, the Majority Stockholders held an aggregate of 129,431,206 shares of Common Stock, which represented approximately 81.62% of the outstanding Common Stock as of each such date.

On January 11, 2023, the Board approved the Corporate Action by unanimous written consent, subject to stockholder approval, and on January 11, 2023, the Majority Stockholders executed and delivered to us the Written Consent. The Written Consent constitutes the only stockholder approval required under the Delaware General Corporation Law (“DGCL”), the Existing Charter and our Amended and Restated Bylaws to approve the Corporate Action. Accordingly, no further vote of or action by our stockholders is required to approve the Corporate Action.

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This Information Statement is being furnished only to (1) inform our stockholders of the Corporate Action before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act and (2) provide the notice required under Section 228(e) of the DGCL. This Information Statement is being distributed and made available on or about February 27, 2023 to stockholders of record as of the Record Date. The Corporate Action shall be effective on or about March 20, 2023, or approximately 20 days after this Information Statement is first distributed and made available to our stockholders.

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APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Background

The Stockholders’ Agreement provides, among other things, that until the first date on which the THRC Parties and the Farris Parties no longer individually or collectively beneficially own (or otherwise have the right to vote or direct the vote of) more than 50% of the outstanding shares of Common Stock (the “Trigger Date”), the THRC Parties and the Farris Parties shall each have the right to designate one director for election to the Board (collectively, the “Wilks Directors” and each director other than the Wilks Directors, the “Non-Wilks Directors”).

The Existing Charter provides that, prior to the Trigger Date, on any matter to be voted on or consented to by the Board (i) each Non-Wilks Director is entitled to cast one vote, (ii) the Wilks Directors are entitled to cast an aggregate number of votes in such an amount that, at any time, the Wilks Directors in office at such time are collectively entitled to cast a majority of the votes that may be cast by the directors (the “Aggregate Wilks Director Voting Power”), and (iii) each Wilks Director is entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) the Aggregate Wilks Director Voting Power, divided by (B) the number of Wilks Directors voting on such matter.

Purpose of and Rationale for the Corporate Action

On January 11, 2023, the Board (i) approved an increase in the size of the Board from five to six members and (ii) promoted Mr. Coy Randle from the position of Chief Operating Officer to become a member of the Board, filling the vacancy created by the increase in Board size described above, each effective as of January 13, 2023. Mr. Randle was appointed to the Board as a designee of Farris Wilks under the Stockholders’ Agreement.

Also on January 11, 2023, and effective as of January 13, 2023, the Stockholders’ Agreement was amended by the parties thereto to (i) account for the increased size of the Board from five to six members, (ii) increase the number of directors that the Farris Parties have the right to designate to the Board thereunder from one to two, (iii) reflect that Mr. Randle is a “Farris Designee” (as defined in the Stockholders’ Agreement) and (iv) make certain other conforming amendments (the “First Amendment to Stockholders’ Agreement”).

In connection with the increase to the size of the Board and the promotion of Mr. Randle to the Board as a Farris Designee, the Majority Stockholders adopted the Second A&R Charter pursuant to the Written Consent. The Second A&R Charter effects certain amendments to the provisions of the Existing Charter that relate to the special voting power of the Wilks Directors to account for (i) the increase in the size of the Board, as described above, and (ii) the increase in the number of directors that the Farris Parties have the right to designate to the Board, pursuant to the First Amendment to Stockholders’ Agreement, from one to two.

Effect of the Amendment to the Existing Charter

The amendments to the Existing Charter to be effected by the Second A&R Charter are generally intended to maintain (i) the special voting powers of the Wilks Directors, collectively, in meetings of the Board and any applicable Board committees, and (ii) the relative special voting powers of the “Farris Directors,” on the one hand, and the “THRC Directors,” on the other hand (as each such term is defined in the Second A&R Charter). The amendments maintain these special voting powers, in light of the expanded Board and additional Farris Director, by adjusting the mathematical method by which the Wilks Directors’ relative voting powers are determined. Like the Existing Charter, the Second A&R Charter will provide that, prior to the Trigger Date, on any matter to be voted on or consented to by the Board and any applicable Board committees (i) each Non-Wilks Director will be entitled to cast one vote, (ii) the Wilks Directors will be entitled to cast an aggregate number of votes in such an amount that, at any time, the Wilks Directors in office at such time will be collectively entitled to cast a majority of the votes that may be cast by the directors, and (iii) the Farris Directors, on a collective basis, and the THRC Directors, on a collective basis, will each possess half of the overall voting power of all of the Wilks Directors combined.

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The Corporate Action will not have any effect on the rights of existing stockholders, other than the changes described above that impact the Majority Stockholders’ relative rights, in order to maintain their respective director designees’ special voting powers as in effect under the Existing Charter. The Corporate Action will not otherwise alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our Common Stock and Preferred Stock and holders of Common Stock will not be diluted as a result of the Corporate Action.

Exculpation of Directors and Officers

The Existing Charter provides that, to the fullest extent permitted by the DGCL, directors of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. The Existing Charter further provides that if, after the date of adoption of the Existing Charter, the DGCL is amended to permit exculpation of officers, then, from and after the effective time of such amendment, to the fullest extent permitted by the DGCL, the officers of the Company for which such exculpation is permitted shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Following the date of adoption of the Existing Charter, the DGCL was so amended. Accordingly, the exculpation provision under the Second A&R Charter has been simplified to make clear that such provision applies to both officers and directors of the Company to reflect this recent change to the DGCL.

The Second A&R Charter will become effective on the date that it is accepted for filing by the Delaware Secretary of State. The text of the Second A&R Charter is subject to modification to include such changes as may be required by the Delaware Secretary of State to effectuate the amendments set forth in the Corporate Action.

We expect to file the Second A&R Charter with the Delaware Secretary of State as soon as practicable after 20 days following the date that this Information Statement is first sent or given to our stockholders.

The foregoing summary of the Second A&R Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Charter, a copy of which is attached to this Information Statement as Annex A. In addition, a marked copy of the Second A&R Charter showing the differences between the Existing Charter and the Second A&R Charter is attached hereto as Annex B.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

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Unless otherwise indicated in the footnotes below, the following table sets forth information regarding the actual beneficial ownership of Class A Common Stock and Class B Common Stock as of February 24, 2023, by:

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each person known to ProFrac to beneficially own more than 5% of any class of ProFrac’s outstanding voting securities;

•
each of ProFrac’s directors;

•
ProFrac’s named executive officers; and

•
all of ProFrac’s directors and executive officers as a group.

The amounts of Class A Common Stock and Class B Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. In addition, a person is deemed to be the beneficial owner of securities that the person has the right to acquire within sixty days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

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The beneficial ownership percentages set forth in the table below are based on 54,702,269 shares of Class A Common Stock outstanding and 104,195,938 shares of Class B Common Stock outstanding as of February 24, 2023.

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All information with respect to beneficial ownership has been furnished by the respective stockholders, directors and executive officers, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner under “5% Stockholders” and “Directors/Named Executive Officers” is c/o ProFrac Holding Corp., 333 Shops Boulevard, Suite 301, Willow Park, Texas 76087.

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Name of Beneficial Owner	Number of Shares of Class A Common Stock(1)%		Number of Shares of Class B Common Stock	%	Combined voting power(1)(2)%
5% Stockholders
THRC Holdings, LP(3)	18,267,838	33.37%	49,939,536	47.93%	68,207,374	42.91%
Farris Wilks(4)	12,537,269	22.92%	47,508,329	45.60%	60,045,598	37.79%
Directors/Named Executive Officers
Ladd Wilks	—	—	1,220,978	1.17%	1,220,978	*
Lance Turner	—	—	—	—	—	—
Coy Randle	—	—	1,215,603	1.17%	1,215,603	*
Blaine Wilbanks	—	—	—	—	—	—
Robert Willette	—	—	—	—	—	—
Matthew D. Wilks	—	—	1,220,978	1.17%	1,220,978	*
Sergei Krylov	1,500	*	—	—	1,500	*
Terry Glebocki	—	—	—	—	—	—
Stacy Nieuwoudt	6,250	*	—	—	6,250	*
Gerald Haddock	10,000	*	—	—	10,000	*
All Directors and Executive Officers as a Group (10 persons)	17,750	*	3,657,559	3.51%	3,675,309	2.31%
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*Less than 1%.

(1)
Does not include shares underlying equity awards or shares reserved for issuance under equity incentive plans. Restricted stock unit awards covering 576,493 shares of our Class A Common Stock have been granted under the 2022 Plan as of December 31, 2022. 3,120,708 total shares of our Class A Common Stock (which includes the shares subject to restricted stock unit awards) are reserved for equity awards under the 2022 Plan as of December 31, 2022.
(2)
Represents percentage of voting power of our Class A Common Stock and Class B Common Stock voting together as a single class. The ProFrac LLC Unit Holders hold one share of our Class B Common Stock for each ProFrac LLC Unit.
(3)
Includes warrants exercisable for up to an aggregate of 42,744 shares of Class A Common Stock. THRC Holdings, LP is the record holder of the shares of Class A Common Stock and Class B Common Stock reported herein. THRC Management, LLC is the general partner of THRC Holdings, LP. Dan Wilks is the sole manager of THRC Management, LLC. Accordingly, Dan Wilks may be deemed to have or share beneficial ownership of the shares of our Class A Common Stock and Class B Common Stock held directly by THRC Holdings, LP.
(4)
Represents shares of common stock owned by the Farris and Jo Ann Wilks 2022 Family Trust and Farris Wilks. Farris Wilks serves as a trustee of such trust and, in such capacity has voting and dispositive power over the shares of our Class A Common Stock and Class B Common Stock owned by such trust. Accordingly, Farris Wilks may be deemed to have or share beneficial ownership of the shares of our Class A Common Stock and Class B Common Stock owned by the Farris and Jo Ann Wilks 2022 Family Trust.

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DISSENTERS’ RIGHTS

Under the DGCL, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Corporate Action and we will not independently provide our stockholders with any such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Corporate Actions that is not shared by all other stockholders, other than as discussed herein with regard to the Majority Shareholders.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplementing it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge upon written or oral request to ProFrac’s principal executive offices at the following address and telephone number:

Attention: Investor Relations

ProFrac Holding Corp.

333 Shops Boulevard, Suite 301

Willow Park, TX 76087

(254) 776-3722

HOUSEHOLDING OF PROXY MATERIALS

The SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders. This process, commonly called “householding,” provides cost savings for companies. Some brokers household information statements, delivering a single information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Requests for additional copies of this Information Statement should be directed to ProFrac Holding Corp., 333 Shops Boulevard, Suite 301, Willow Park, TX 76087, Telephone: (254) 776-3722. If two or more stockholders sharing the same address are receiving multiple copies of this Information Statement, such stockholders can request delivery of a single copy of this Information Statement from ProFrac Holding Corp., 333 Shops Boulevard, Suite 301, Willow Park, TX 76087, Telephone: (254) 776-3722.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (www.sec.gov) that contains reports, proxy statements and other information about issuers, including ProFrac, who file electronically with the SEC. Documents filed with the SEC by ProFrac are available free of charge on the investor relations portion of the ProFrac website at www.pfholdingscorp.com. The information contained in, or that can be accessed through, our website is not part of this Information Statement.

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Annex A

FORM OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PROFRAC HOLDING CORP.

ProFrac Holding Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (as it currently exists or may hereafter be amended, the “DGCL”), hereby certifies as follows:

1. The original Certificate of Incorporation of the Corporation (the “Original Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on August 17, 2021. The Original Certificate of Incorporation was amended and restated by the Amended and Restated Certificate of Incorporation of the Corporation, which was filed with the Secretary of State of the State of Delaware on May 17, 2022 (the “Amended and Restated Certificate of Incorporation”).

2. This Second Amended and Restated Certificate of Incorporation (this “Second Amended and Restated Certificate of Incorporation”), which restates and amends the Amended and Restated Certificate of Incorporation, has been declared advisable and duly adopted by the board of directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the DGCL.

3. The Original Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

FIRST: The name of the Corporation is ProFrac Holding Corp.

SECOND: The address of its registered office in the State of Delaware is 108 Lakeland Avenue, Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is Capitol Services, Inc.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of stock that the Corporation shall have the authority to issue is 1,050,000,000 shares of stock, classified as (i) 50,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), (ii) 600,000,000 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”), and (iii) 400,000,000 shares of Class B common stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”).

1. Provisions Relating to Preferred Stock

(a) Preferred Stock may be issued from time to time in one or more classes or series, the shares of each series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board as hereafter prescribed (a “Preferred Stock Designation”).

(b) Subject to any limitations prescribed by law and the rights of any series of Preferred Stock then outstanding, if any, authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more classes or series, and with respect to each series of Preferred Stock, to fix and state by the Preferred Stock Designation the powers, preferences, rights, qualifications, limitations and restrictions relating to each series of Preferred Stock, including, but not limited to, the following:

(i) whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(ii) the number of shares to constitute the series and the designations thereof;

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(iii) the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(iv) whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

(viii) whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable or redeemable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange or redemption may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other powers, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the Board seem advisable.

(c) The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects.

2. Provisions Relating to Common Stock

(a) Except as may otherwise be provided in this Second Amended and Restated Certificate of Incorporation, each share of Common Stock shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of Preferred Stock and any series thereof. Except as may otherwise be provided in this Second Amended and Restated Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share on all matters to which stockholders are entitled to vote, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters upon which stockholders are entitled to vote, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders, other than as provided in any Preferred Stock Designation. Each holder of Common Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law on all matters put to a vote of the stockholders of the Corporation. Except as otherwise required in this Second Amended and Restated Certificate of Incorporation or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, the holders of Common Stock and the Preferred Stock shall vote together as a single class).

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(b) Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to the DGCL.

(c) Subject to the prior rights and preferences, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Class A Common Stock shall be entitled to receive ratably in proportion to the number of shares of Class A Common Stock held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board at any time and from time to time out of any funds of the Corporation legally available therefor. Dividends and other distributions shall not be declared or paid on the Class B Common Stock unless (i) the dividend consists of shares of Class B Common Stock or of rights, options, warrants or other securities convertible into or exercisable, exchangeable or redeemable for, shares of Class B Common Stock paid proportionally with respect to each outstanding share of Class B Common Stock and (ii) a dividend consisting of shares of Class A Common Stock or of rights, options, warrants or other securities convertible into or exercisable, exchangeable or redeemable for, shares of Class A Common Stock on equivalent terms is simultaneously paid to the holders of Class A Common Stock. If dividends are declared on the Class A Common Stock or the Class B Common Stock that are payable in shares of Common Stock, or securities convertible into, or exercisable, exchangeable or redeemable for, Common Stock, the dividends payable to the holders of Class A Common Stock shall be paid only in shares of Class A Common Stock (or securities convertible into, or exercisable, exchangeable or redeemable for, Class A Common Stock), the dividends payable to the holders of Class B Common Stock shall be paid only in shares of Class B Common Stock (or securities convertible into, or exercisable, exchangeable or redeemable for, Class B Common Stock), and such dividends shall be paid in the same number of shares (or fraction thereof) on a per share basis of the Class A Common Stock and Class B Common Stock, respectively (or securities convertible into, or exercisable, exchangeable or redeemable for, the same number of shares (or fraction thereof) on a per share basis of the Class A Common Stock and Class B Common Stock, respectively). In no event shall the shares of either Class A Common Stock or Class B Common Stock be split, divided, or combined unless the outstanding shares of the other class shall be proportionately split, divided or combined.

(d) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock or any series thereof, the holders of shares of Class A Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock held by them. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation. A dissolution, liquidation or winding-up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

(e) Shares of Class B Common Stock may be issued or transferred only in connection with the simultaneous issuance or transfer of an identical number of Units (as defined below). Any purported issuance or transfer of shares of Class B Common Stock not accompanied by an issuance or transfer of the identical number of Units shall be null and void and of no force or effect, and the shares of Class B Common Stock so issued or transferred shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and cancelled for no consideration and thereupon shall be retired. For this purpose “Unit” means a membership interest of ProFrac Holdings, LLC, a Delaware limited liability company, or any successor entity, that constitutes a “Unit” as defined in the Third Amended and Restated Limited Liability Company Agreement of ProFrac Holdings, LLC, dated as of May 17, 2022, or the limited liability company agreement or other similar document of such successor entity, as the relevant agreement may be further amended, restated, supplemented and otherwise modified from time to time (the “LLC Agreement”).

(f) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, such number of shares of Class A Common Stock that shall from time to time be sufficient to effect the redemption of all outstanding Units that are subject to the Redemption Right (as defined in the

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LLC Agreement) for shares of Class A Common Stock; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such redemption by delivery of cash in lieu of shares of Class A Common Stock in the amount permitted by and provided in the LLC Agreement or shares of Class A Common Stock which are held in the treasury of the Corporation. All shares of Class A Common Stock that shall be issued upon any such redemption will, upon issuance in accordance with the LLC Agreement, be validly issued, fully paid and non-assessable.

(g) No stockholder shall, by reason of the holding of shares of any class or series of capital stock of the Corporation, have any preemptive or preferential right to acquire or subscribe for any shares or securities of any class, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, unless specifically provided for in the terms of a series of Preferred Stock.

3. The number of authorized shares of Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, and no vote of the holders of Class A Common Stock, Class B Common Stock or Preferred Stock, or of any series thereof, voting separately as a class shall be required therefor, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto).

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board. Until the first date on which the Principal Stockholders (as such term is defined in the Stockholders’ Agreement among the Corporation and the Principal Stockholders, dated as of May 17, 2022, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Stockholders’ Agreement”)) no longer individually or collectively beneficially own (or otherwise have the right to vote or direct the vote of) more than 50% of the outstanding shares of Common Stock (the “Trigger Date”), the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall consist of a single class, with the initial term of office to expire at the 2023 annual meeting of stockholders, and each director shall hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. For purposes of this Second Amended and Restated Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Prior to the Trigger Date, at each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

On and after the Trigger Date, the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall be divided, with respect to the time for which they severally hold office, into three classes, with the initial term of office of the first class to expire at the first annual meeting of stockholders following the Trigger Date, the initial term of office of the second class to expire at the second annual meeting of stockholders following the Trigger Date, and the initial term of office of the third class to expire at the third annual meeting of stockholders following the Trigger Date, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal, and the Board shall be authorized to assign members of the Board, other than those directors who may be elected by the holders of any series of Preferred Stock, to such classes at the time such classification is to become effective. At each annual meeting of stockholders following the Trigger Date, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

Subject to applicable law, the rights of the holders of any series of Preferred Stock then outstanding and the then-applicable terms of the Stockholders’ Agreement, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law, be filled (A) prior to the Trigger Date, by the affirmative vote of a majority of the total number of directors then in office, even if less than a

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quorum, or by a sole remaining director, or by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation, and (B) on or after the Trigger Date, solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his or her predecessor. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

Prior to the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect directors pursuant to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation thereunder) and the then-applicable terms of the Stockholders’ Agreement, any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation. Notwithstanding the foregoing, in the event that a stockholder party to the Stockholders’ Agreement provides notice to the Corporation to remove a director designated by such stockholder pursuant to the terms of the Stockholders’ Agreement, the Corporation may take all necessary action to cause such removal, to the extent permitted by applicable law.

On and after the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect directors pursuant to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation thereunder) and the then-applicable terms of the Stockholders’ Agreement, any director may be removed only for cause, upon the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation.

Subject to applicable law, the Stockholders’ Agreement and the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board. Unless and except to the extent that the bylaws of the Corporation so provide, the election of directors need not be by written ballot. There shall be no cumulative voting in the election of directors.

Prior to the Trigger Date, on any matter to be voted on or consented to by the Board (i) each director other than any Farris Director and any THRC Director (as such terms are defined in the Stockholders’ Agreement and each, a “Wilks Director” and, collectively, the “Wilks Directors”) (the “Non-Wilks Directors”) shall be entitled to cast one (1) vote, (ii) the Wilks Directors shall collectively be entitled to cast an aggregate number of votes equal to (x) the total number of directors constituting the entire Board, minus (y) the total number of Wilks Directors then serving on the Board, plus (z) one (1) (such aggregate number of votes, the “Aggregate Wilks Director Voting Power”), such that, at any time, the Wilks Directors in office at such time shall collectively be entitled to cast a majority of the votes that may be cast by the directors, (iii) each Farris Director voting on a matter or participating in a consent shall be entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) one half (1/2) of the Aggregate Wilks Director Voting Power (the “Aggregate Farris Director Voting Power”), divided by (B) the number of Farris Directors voting on such matter or participating in such consent, and (iv) each THRC Director voting on a matter or participating in a consent shall be entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) one half (1/2) the Aggregate Wilks Director Voting Power (the “Aggregate THRC Director Voting Power”), divided by (B) the number of THRC Directors voting on such matter or participating in such consent.

Any Farris Director who (i) attends a Board meeting but elects to abstain from voting, or otherwise elects not to participate in a vote or consent, on a matter, or (ii) is not present at a Board meeting (a “Non-Voting Farris Director”) shall, upon such election or absence, be deemed to have no voting or consent rights solely for purposes of the vote or consent being taken on such matter or at such meeting, as applicable, with the Aggregate Farris Director

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Voting Power being thereby vested pro rata in the other Farris Directors, if any, that are participating in the vote or consent being taken on such matter (the “Voting Farris Directors”); and, if there are no Voting Farris Directors participating in a vote or consent on such matter, the Aggregate Farris Director Voting Power shall be vested pro rata in the Voting THRC Directors (as defined below), if any. Any THRC Director who (i) attends a Board meeting but elects to abstain from voting, or otherwise elects not to participate in a vote or consent, on a matter, or (ii) is not present at a Board meeting (a “Non-Voting THRC Director”) shall, upon such election or absence, be deemed to have no voting or consent rights solely for purposes of the vote or consent being taken on such matter or at such meeting, as applicable, with the Aggregate THRC Director Voting Power being thereby vested pro rata in the other THRC Directors, if any, that are participating in the vote or consent being taken on such matter (the “Voting THRC Directors”); and, if there are no Voting THRC Directors participating in a vote or consent on such matter, the Aggregate THRC Director Voting Power shall be vested pro rata in the Voting Farris Directors, if any.

Prior to the Trigger Date, each of the Wilks Directors must be present in order to establish a quorum for the transaction of business by the Board, unless (i) in the event it is a Farris Director that is not attending a Board meeting, (a) such absence is waived by the Farris Director not attending such Board meeting, (b) such absence is waived by the unanimous vote of the Farris Directors attending such Board meeting, if any, or (c) the Farris Director not attending such Board meeting is incapacitated, and (ii) in the event it is a THRC Director that is not attending a Board meeting (a) such absence is waived by the THRC Director not attending such Board meeting, (b) such absence is waived by the unanimous vote of the THRC Directors attending such Board meeting, if any, or (c) the THRC Director not attending such Board meeting is incapacitated.

Prior to the Trigger Date, on any matter to be voted on or consented to by any committee or subcommittee of the Board (i) each Non-Wilks Director serving on such committee or subcommittee shall be entitled to cast one (1) vote, (ii) the Wilks Directors serving on such committee or subcommittee shall collectively be entitled to cast an aggregate number of votes equal to (x) the total number of directors constituting such entire committee or subcommittee, minus (y) the total number of Wilks Directors then serving on such committee or subcommittee, plus (z) one (1) (such aggregate number of votes with respect to any committee or subcommittee, the “Aggregate Wilks Director Committee Voting Power”), such that, at any time, the Wilks Directors shall collectively be entitled to cast a majority of the votes that may be cast by the directors serving on such committee or subcommittee, (iii) each Farris Director serving on such committee or subcommittee voting on a matter or participating in a consent shall be entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) one half (1/2) of the Aggregate Wilks Director Committee Voting Power (the “Aggregate Farris Director Committee Voting Power”), divided by (B) the number of Farris Directors voting on such matter or participating in such consent, and (iv) each THRC Director serving on such committee or subcommittee voting on a matter or participating in a consent shall be entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) one half (1/2) the Aggregate Wilks Director Committee Voting Power (the “Aggregate THRC Director Committee Voting Power”), divided by (B) the number of THRC Directors voting on such matter or participating in such consent.

Any Farris Director who (i) attends a committee or subcommittee meeting but elects to abstain from voting, or otherwise elects not to participate in a vote or consent, on a matter or (ii) is not present at a committee or subcommittee meeting (a “Non-Voting Committee Farris Director”) shall, upon such election or absence, be deemed to have no voting or consent rights solely for purposes of the vote or consent being taken on such matter or at such meeting, as applicable, with the Aggregate Farris Director Committee Voting Power being thereby vested pro rata in the other Farris Directors, if any, that are participating in the vote or consent being taken on such matter (the “Voting Farris Committee Directors”); and, if there are no Voting Farris Committee Directors participating in a vote or consent on such matter, the Aggregate Farris Director Committee Voting Power shall be vested pro rata in the Voting THRC Committee Directors (as defined below), if any. Any THRC Director who (i) attends a committee or subcommittee meeting but elects to abstain from voting, or otherwise elects not to participate in a vote or consent, on a matter, or (ii) is not present at a committee or subcommittee meeting (a “Non-Voting Committee THRC Director”) shall, upon such election or absence, be deemed to have no voting or consent rights solely for purposes of the vote or consent being taken on such matter or at such meeting, as applicable, with the Aggregate THRC Director Committee Voting Power being thereby vested pro rata in the other THRC Directors, if any, that are participating in the vote or consent being taken on such matter (the “Voting THRC Committee Directors”); and, if there are no Voting THRC Committee Directors participating in a vote or consent on such matter, the Aggregate THRC Director Committee Voting Power shall be vested pro rata in the Voting Farris Committee Directors, if any.

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Prior to the Trigger Date, each of the Wilks Directors who is a member of such committee or subcommittee must be present in order to establish a quorum for the transaction of business by any such committee or subcommittee, unless (i) in the event it is a Farris Director that is not attending a committee or subcommittee meeting, (a) such absence is waived by the Farris Director not attending such committee or subcommittee meeting, (b) such absence is waived by the unanimous vote of the Farris Directors attending such committee or subcommittee meeting, if any, or (c) the Farris Director not attending such committee or subcommittee meeting is incapacitated, and (ii) in the event it is a THRC Director that is not attending a committee or subcommittee meeting (a) such absence is waived by the THRC Director not attending such committee or subcommittee meeting, (b) such absence is waived by the unanimous vote of the THRC Directors attending such committee or subcommittee meeting, if any, or (c) the THRC Director not attending such committee or subcommittee meeting is incapacitated.

Prior to the Trigger Date, any reference in this Second Amended and Restated Certificate of Incorporation or in the bylaws of the Corporation or in the Stockholders’ Agreement to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

The directors present at a duly organized meeting of the Board, or of any committee or subcommittee of the Board, may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

On and after the Trigger Date, each director, including the Wilks Directors, if any, shall be entitled to cast one (1) vote on all matters to be voted on or consented to by the Board, or by any committee or subcommittee of the Board.

SIXTH: Prior to the Trigger Date, any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent of such stockholders.

SEVENTH: Special meetings of stockholders of the Corporation may be called only by the Executive Chairman, the Chief Executive Officer or, pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies, by the Board; provided, however, that prior to the Trigger Date, special meetings of the stockholders of the Corporation shall also be called by the Secretary of the Corporation at the request of the holders of record of more than 50% of the outstanding shares of Common Stock. The authorized person(s) calling a special meeting may fix the date, time and place, if any, of such meeting; provided, however, that if the Secretary of the Corporation is calling a special meeting at the request of the holders of record of more than 50% of the outstanding shares of Common Stock, such stockholders may fix the date, time and place, if any, of such meeting. On and after the Trigger Date, except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, the stockholders of the Corporation do not have the power to call a special meeting of stockholders of the Corporation. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board. Holders of record of more than 50% of the outstanding shares of Common Stock requesting a special meeting may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by or on behalf of such stockholders.

EIGHTH: In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the bylaws of the Corporation without any action on the part of the stockholders of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Second Amended and Restated Certificate of Incorporation, any bylaw adopted or amended by the Board, and any powers thereby conferred, may be amended, altered or repealed (A) prior to the Trigger Date, by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, and (B) on and after the Trigger Date, by the affirmative vote of holders of not less than 66 2/3% in voting power of the

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then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

NINTH:

(a) To the fullest extent permitted by the DGCL, a director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any repeal or modification of this paragraph shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

(b) The Corporation may, to the fullest extent permitted by Section 145 of the DGCL, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under the bylaws of the Corporation or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

TENTH: To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, any business opportunities that are from time to time presented to any of the Principal Stockholders or any of their respective affiliates or any of their respective agents, shareholders, members, partners, directors, officers, employees, affiliates or subsidiaries (other than the Corporation and its subsidiaries), including any director or officer of the Corporation who is also an agent, shareholder, member, partner, director, officer, employee, affiliate or subsidiary of any Principal Stockholder (each, a “Business Opportunities Exempt Party”), even if the business opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no Business Opportunities Exempt Party shall have any duty to communicate or offer any such business opportunity to the Corporation or be liable to the Corporation or any of its subsidiaries or any stockholder, including for breach of any fiduciary or other duty, as a director or officer or controlling stockholder or otherwise, and the Corporation shall indemnify each Business Opportunities Exempt Party against any claim that such person is liable to the Corporation or its stockholders for breach of any fiduciary duty, by reason of the fact that such person (i) participates in, pursues or acquires any such business opportunity, (ii) directs any such business opportunity to another person or (iii) fails to present any such business opportunity, or information regarding any such business opportunity, to the Corporation or its subsidiaries, unless, in the case of a person who is a director or officer of the Corporation, such business opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of the Corporation.

Neither the amendment nor repeal of this Article Tenth, nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

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If any provision or provisions of this Article Tenth shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Tenth (including, without limitation, each portion of any paragraph of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article Tenth (including, without limitation, each such portion of any paragraph of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by applicable law.

This Article Tenth shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate of Incorporation, the bylaws of the Corporation, applicable law, or otherwise. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in any securities of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Tenth.

ELEVENTH: The Corporation shall not be governed by or subject to the provisions of Section 203 of the DGCL, or any successor statute thereto.

TWELFTH: The Corporation shall have the right, subject to any express provisions or restrictions contained in this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, from time to time, to amend this Second Amended and Restated Certificate of Incorporation or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Second Amended and Restated Certificate of Incorporation or any amendment hereof are subject to such right of the Corporation.

THIRTEENTH: Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation (and in addition to any other vote that may be required by applicable law or this Second Amended and Restated Certificate of Incorporation), (i) prior to the Trigger Date, the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal any provision of this Second Amended and Restated Certificate of Incorporation, and (ii) on and after the Trigger Date, the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal any provision of this Second Amended and Restated Certificate of Incorporation.

FOURTEENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware, shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Second Amended and Restated Certificate of Incorporation or the Corporation’s bylaws (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. The federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Fourteenth.

If any provision or provisions of this Article Fourteenth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining

9

provisions of this Article Fourteenth (including, without limitation, each portion of any sentence of this Article Fourteenth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. The provisions of this Article Fourteenth shall not apply to actions brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended.

To the fullest extent permitted by law, if any action the subject matter of which is within the scope of the first paragraph of this Article Fourteenth is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (A) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the first paragraph of this Article Fourteenth (an “FSC Enforcement Action”) and (B) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

FIFTEENTH: For as long as the Stockholders’ Agreement remains in effect, to the fullest extent permitted by law, in the event of any conflict between the terms and provisions of this Second Amended and Restated Certificate of Incorporation and those contained in the Stockholders’ Agreement, the terms and provisions of the Stockholders’ Agreement shall govern and control except as provided otherwise by mandatory provisions of the DGCL.

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

IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Incorporation as of this ____ day of ______________, 2023.


PROFRAC HOLDING CORP.

By:
Name:
Title:

11

Annex B

FORM OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PROFRAC HOLDING CORP.

ProFrac Holding Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (as it currently exists or may hereafter be amended, the “DGCL”), hereby certifies as follows:

1. The original Certificate of Incorporation of the Corporation (the “Original Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on August 17, 2021. The Original Certificate of Incorporation was amended and restated by the Amended and Restated Certificate of Incorporation of the Corporation, which was filed with the Secretary of State of the State of Delaware on May 17, 2022 (the “Amended and Restated Certificate of Incorporation”).

2. This Second Amended and Restated Certificate of Incorporation (this “Second Amended and Restated Certificate of Incorporation”), which restates and amends the ~~Original~~Amended and Restated Certificate of Incorporation, has been declared advisable and duly adopted by the board of directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the DGCL.

3. The Original Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

FIRST: The name of the Corporation is ProFrac Holding Corp.

SECOND: The address of its registered office in the State of Delaware is ~~Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801 and~~108 Lakeland Avenue, Dover, County of ~~New Castle~~Kent, Delaware 19901. The name of its registered agent at such address is ~~The Corporation Trust Company~~Capitol Services, Inc.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of stock that the Corporation shall have the authority to issue is 1,050,000,000 shares of stock, classified as (i) 50,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), (ii) 600,000,000 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”), and (iii) 400,000,000 shares of Class B common stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”).

1. Provisions Relating to Preferred Stock

(a) Preferred Stock may be issued from time to time in one or more classes or series, the shares of each series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board as hereafter prescribed (a “Preferred Stock Designation”).

(b) Subject to any limitations prescribed by law and the rights of any series of Preferred Stock then outstanding, if any, authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more classes or series, and with respect to each series of Preferred Stock, to fix and state by the Preferred Stock Designation the powers, preferences, rights, qualifications, limitations and restrictions relating to each series of Preferred Stock, including, but not limited to, the following:

(i) whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(ii) the number of shares to constitute the series and the designations thereof;

(iii) the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(iv) whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

(viii) whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable or redeemable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange or redemption may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other powers, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the Board seem advisable.

(c) The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects.

2. Provisions Relating to Common Stock

(a) Except as may otherwise be provided in this Second Amended and Restated Certificate of Incorporation, each share of Common Stock shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of Preferred Stock and any series thereof. Except as may otherwise be provided in this Second Amended and Restated Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share on all matters to which stockholders are entitled to vote, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters upon which stockholders are entitled to vote, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders, other than as provided in any Preferred Stock Designation. Each holder of Common Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law on all matters put to a vote of the stockholders of the Corporation. Except as otherwise required in this Second Amended and Restated Certificate of Incorporation or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, the holders of Common Stock and the Preferred Stock shall vote together as a single class).

(b) Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to the DGCL.

(c) Subject to the prior rights and preferences, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Class A Common Stock shall be entitled to receive ratably in proportion to the number of shares of Class A Common Stock held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board at any time and from time to time out of any funds of the Corporation legally available therefor. Dividends and other distributions shall not be declared or paid on the Class B Common Stock unless (i) the dividend consists of shares of Class B Common Stock or of rights, options, warrants or other securities convertible into or exercisable, exchangeable or redeemable for, shares of Class B Common Stock paid proportionally with respect to each outstanding share of Class B Common Stock and (ii) a dividend consisting of shares of Class A Common Stock or of rights, options, warrants or other securities convertible into or exercisable, exchangeable or redeemable for, shares of Class A Common Stock on equivalent terms is simultaneously paid to the holders of Class A Common Stock. If dividends are declared on the Class A Common Stock or the Class B Common Stock that are payable in shares of Common Stock, or securities convertible into, or exercisable, exchangeable or redeemable for, Common Stock, the dividends payable to the holders of Class A Common Stock shall be paid only in shares of Class A Common Stock (or securities convertible into, or exercisable, exchangeable or redeemable for, Class A Common Stock), the dividends payable to the holders of Class B Common Stock shall be paid only in shares of Class B Common Stock (or securities convertible into, or exercisable, exchangeable or redeemable for, Class B Common Stock), and such dividends shall be paid in the same number of shares (or fraction thereof) on a per share basis of the Class A Common Stock and Class B Common Stock, respectively (or securities convertible into, or exercisable, exchangeable or redeemable for, the same number of shares (or fraction thereof) on a per share basis of the Class A Common Stock and Class B Common Stock, respectively). In no event shall the shares of either Class A Common Stock or Class B Common Stock be split, divided, or combined unless the outstanding shares of the other class shall be proportionately split, divided or combined.

(d) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock or any series thereof, the holders of shares of Class A Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock held by them. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation. A dissolution, liquidation or winding-up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

(e) Shares of Class B Common Stock may be issued or transferred only in connection with the simultaneous issuance or transfer of an identical number of Units (as defined below). Any purported issuance or transfer of shares of Class B Common Stock not accompanied by an issuance or transfer of the identical number of Units shall be null and void and of no force or effect, and the shares of Class B Common Stock so issued or transferred shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and cancelled for no consideration and thereupon shall be retired. For this purpose “Unit” means a membership interest of ProFrac Holdings, LLC, a Delaware limited liability company, or any successor entity, that constitutes a “Unit” as defined in the Third Amended and Restated Limited Liability Company Agreement of ProFrac Holdings, LLC, dated as of May 17, 2022, or the limited liability company agreement or other similar document of such successor entity, as the relevant agreement may be further amended, restated, supplemented and otherwise modified from time to time (the “LLC Agreement”).

(f) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, such number of shares of Class A Common Stock that shall from time to time be sufficient to effect the redemption of all outstanding Units that are subject to the Redemption Right (as defined in the

LLC Agreement) for shares of Class A Common Stock; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such redemption by delivery of cash in lieu of shares of Class A Common Stock in the amount permitted by and provided in the LLC Agreement or shares of Class A Common Stock which are held in the treasury of the Corporation. All shares of Class A Common Stock that shall be issued upon any such redemption will, upon issuance in accordance with the LLC Agreement, be validly issued, fully paid and non-assessable.

(g) No stockholder shall, by reason of the holding of shares of any class or series of capital stock of the Corporation, have any preemptive or preferential right to acquire or subscribe for any shares or securities of any class, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, unless specifically provided for in the terms of a series of Preferred Stock.

3. The number of authorized shares of Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, and no vote of the holders of Class A Common Stock, Class B Common Stock or Preferred Stock, or of any series thereof, voting separately as a class shall be required therefor, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto).

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board. Until the first date on which the Principal Stockholders (as such term is defined in the Stockholders’ Agreement among the Corporation and the Principal Stockholders, dated as of May 17, 2022, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Stockholders’ Agreement”)) no longer individually or collectively beneficially own (or otherwise have the right to vote or direct the vote of) more than 50% of the outstanding shares of Common Stock (the “Trigger Date”), the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall consist of a single class, with the initial term of office to expire at the 2023 annual meeting of stockholders, and each director shall hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. For purposes of this Second Amended and Restated Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Prior to the Trigger Date, at each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

On and after the Trigger Date, the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall be divided, with respect to the time for which they severally hold office, into three classes, ~~as nearly equal in number as is reasonably possible,~~ with the initial term of office of the first class to expire at the first annual meeting of stockholders following the Trigger Date, the initial term of office of the second class to expire at the second annual meeting of stockholders following the Trigger Date, and the initial term of office of the third class to expire at the third annual meeting of stockholders following the Trigger Date, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal, and the Board shall be authorized to assign members of the Board, other than those directors who may be elected by the holders of any series of Preferred Stock, to such classes at the time such classification is to become effective. At each annual meeting of stockholders following the Trigger Date, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

Subject to applicable law, the rights of the holders of any series of Preferred Stock then outstanding and the then-applicable terms of the Stockholders’ Agreement, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law, be filled (A) prior to the Trigger Date, by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, or by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation, and (B) on or after the Trigger Date, solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his or her predecessor. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

Prior to the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect directors pursuant to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation thereunder) and the then-applicable terms of the Stockholders’ Agreement, any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation. Notwithstanding the foregoing, in the event that a stockholder party to the Stockholders’ Agreement provides notice to the Corporation to remove a director designated by such stockholder pursuant to the terms of the Stockholders’ Agreement, the Corporation may take all necessary action to cause such removal, to the extent permitted by applicable law.

On and after the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect directors pursuant to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation thereunder) and the then-applicable terms of the Stockholders’ Agreement, any director may be removed only for cause, upon the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation.

Subject to applicable law, the Stockholders’ Agreement and the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board~~, provided that the initial number of directors shall be five (5)~~. Unless and except to the extent that the bylaws of the Corporation so provide, the election of directors need not be by written ballot. There shall be no cumulative voting in the election of directors.

Prior to the Trigger Date, on any matter to be voted on or consented to by the Board (i) each director other than any Farris Director and any THRC Director (as such terms are defined in the Stockholders’ Agreement and each, a “Wilks Director” and, collectively, the “Wilks Directors”) (the “Non-Wilks Directors”) shall be entitled to cast one (1) vote, (ii) the Wilks Directors shall collectively be entitled to cast an aggregate number of votes equal to (x) the total number of directors constituting the entire Board, minus (y) the total number of Wilks Directors then serving on the Board, plus (z) one (1) (such aggregate number of votes, the “Aggregate Wilks Director Voting Power”), such that, at any time, the Wilks Directors in office at such time shall collectively be entitled to cast a majority of the votes that may be cast by the directors, ~~and~~ (iii) each ~~Wilks~~Farris Director voting on a matter or participating in a consent shall be entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) one half (1/2) of the Aggregate Wilks Director Voting Power (the “Aggregate Farris Director Voting Power”), divided by (B) the number of ~~Wilks~~Farris Directors voting on such matter or participating in such consent, and (iv) each THRC Director voting on a matter or participating in a consent shall be entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) one half (1/2) the Aggregate Wilks Director Voting Power (the “Aggregate THRC Director Voting Power”), divided by (B) the number of THRC Directors voting on such matter or participating in such consent.

Any ~~Wilks~~Farris Director who (i) attends a Board meeting but elects to abstain from voting, or otherwise elects not to participate in a vote or consent, on a matter, or (ii) is not present at a Board meeting (a “Non-Voting Farris Director”) shall, upon such election or absence, be deemed to have no voting or consent rights solely for purposes of the vote or consent being taken on such matter or at such meeting, as applicable, with the Aggregate

~~Wilks Director Voting Power being thereby vested in the other Wilks Director for the vote being taken on such matter. Prior to the Trigger Date, unless otherwise waived by any Wilks Director not attending a Board meeting, or in the event that a Wilks Director is incapacitated, each of the Wilks Directors must be present in order to establish a quorum for the transaction of business by the Board.~~Farris Director Voting Power being thereby vested pro rata in the other Farris Directors, if any, that are participating in the vote or consent being taken on such matter (the “Voting Farris Directors”); and, if there are no Voting Farris Directors participating in a vote or consent on such matter, the Aggregate Farris Director Voting Power shall be vested pro rata in the Voting THRC Directors (as defined below), if any. Any THRC Director who (i) attends a Board meeting but elects to abstain from voting, or otherwise elects not to participate in a vote or consent, on a matter, or (ii) is not present at a Board meeting (a “Non-Voting THRC Director”) shall, upon such election or absence, be deemed to have no voting or consent rights solely for purposes of the vote or consent being taken on such matter or at such meeting, as applicable, with the Aggregate THRC Director Voting Power being thereby vested pro rata in the other THRC Directors, if any, that are participating in the vote or consent being taken on such matter (the “Voting THRC Directors”); and, if there are no Voting THRC Directors participating in a vote or consent on such matter, the Aggregate THRC Director Voting Power shall be vested pro rata in the Voting Farris Directors, if any.

Prior to the Trigger Date, each of the Wilks Directors must be present in order to establish a quorum for the transaction of business by the Board, unless (i) in the event it is a Farris Director that is not attending a Board meeting, (a) such absence is waived by the Farris Director not attending such Board meeting, (b) such absence is waived by the unanimous vote of the Farris Directors attending such Board meeting, if any, or (c) the Farris Director not attending such Board meeting is incapacitated, and (ii) in the event it is a THRC Director that is not attending a Board meeting (a) such absence is waived by the THRC Director not attending such Board meeting, (b) such absence is waived by the unanimous vote of the THRC Directors attending such Board meeting, if any, or (c) the THRC Director not attending such Board meeting is incapacitated.

Prior to the Trigger Date, on any matter to be voted on or consented to by any committee or subcommittee of the Board (i) each Non-Wilks Director serving on such committee or subcommittee shall be entitled to cast one (1) vote, (ii) the Wilks Directors serving on such committee or subcommittee shall collectively be entitled to cast an aggregate number of votes equal to (x) the total number of directors constituting such entire committee or subcommittee, minus (y) the total number of Wilks Directors then serving on such committee or subcommittee, plus (z) one (1) (such aggregate number of votes with respect to any committee or subcommittee, the “Aggregate Wilks Director Committee Voting Power”), such that, at any time, the Wilks Directors shall collectively be entitled to cast a majority of the votes that may be cast by the directors serving on such committee or subcommittee, ~~and~~(iii) each ~~Wilks~~Farris Director serving on such committee or subcommittee voting on a matter or participating in a consent shall be entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) one half (1/2) of the Aggregate Wilks Director Committee Voting Power (the “Aggregate Farris Director Committee Voting Power”), divided by (B) the number of ~~Wilks~~Farris Directors voting on such matter or participating in such consent, and (iv) each THRC Director serving on such committee or subcommittee voting on a matter or participating in a consent shall be entitled to cast a number of votes with respect to such matter (including any fractions thereof) equal to the quotient of (A) one half (1/2) the Aggregate Wilks Director Committee Voting Power (the “Aggregate THRC Director Committee Voting Power”), divided by (B) the number of THRC Directors voting on such matter or participating in such consent.

Any ~~Wilks~~Farris Director who (i) attends a committee or subcommittee meeting but elects to abstain from voting, or otherwise elects not to participate in a vote or consent, on a matter or (ii) is not present at a committee or subcommittee meeting (a “Non-Voting Committee Farris Director”) shall, upon such election or absence, be deemed to have no voting or consent rights solely for purposes of the vote or consent being taken on such matter or at such meeting, as applicable, with the Aggregate ~~Wilks~~Farris Director Committee Voting Power being thereby vested ~~in the other Wilks Director for~~pro rata in the other Farris Directors, if any, that are participating in the vote or consent being taken on such matter~~. Prior to the Trigger Date, unless otherwise waived by any Wilks Director not attending~~ (the “Voting Farris Committee Directors”); and, if there are no Voting Farris Committee Directors participating in a vote or consent on such matter, the Aggregate Farris Director Committee Voting Power shall be vested pro rata in the Voting THRC Committee Directors (as defined below), if any. Any THRC Director who (i) attends a committee or subcommittee meeting~~, or in the event that a Wilks Director is incapacitated, each of the Wilks Directors who is a member of such committee or subcommittee must be present in order to establish a quorum for the transaction of business by any such committee or subcommittee.~~ but elects to abstain from voting, or otherwise elects not to participate in a vote or consent, on a matter, or (ii) is not present at a committee or subcommittee meeting (a “Non-Voting Committee THRC Director”) shall, upon such election or absence, be deemed to have no voting or consent rights solely for purposes of the vote or consent being taken on such matter or at such meeting, as applicable, with the Aggregate THRC Director Committee Voting Power being thereby vested pro rata in the other THRC Directors, if any, that are participating in the vote or consent being taken on such matter (the “Voting THRC Committee Directors”); and, if there are no Voting THRC Committee Directors participating in a vote or consent on such matter, the Aggregate THRC Director Committee Voting Power shall be vested pro rata in the Voting Farris Committee Directors, if any.

Prior to the Trigger Date, each of the Wilks Directors who is a member of such committee or subcommittee must be present in order to establish a quorum for the transaction of business by any such committee or subcommittee, unless (i) in the event it is a Farris Director that is not attending a committee or subcommittee meeting, (a) such absence is waived by the Farris Director not attending such committee or subcommittee meeting, (b) such absence is waived by the unanimous vote of the Farris Directors attending such committee or subcommittee meeting, if any, or (c) the Farris Director not attending such committee or subcommittee meeting is incapacitated, and (ii) in the event it is a THRC Director that is not attending a committee or subcommittee meeting (a) such absence is waived by the THRC Director not attending such committee or subcommittee meeting, (b) such absence is waived by the unanimous vote of the THRC Directors attending such committee or subcommittee meeting, if any, or (c) the THRC Director not attending such committee or subcommittee meeting is incapacitated.

Prior to the Trigger Date, any reference in this Second Amended and Restated Certificate of Incorporation or in the bylaws of the Corporation or in the Stockholders’ Agreement to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

The directors present at a duly organized meeting of the Board, or of any committee or subcommittee of the Board, may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

On and after the Trigger Date, each director, including the Wilks Directors, if any, shall be entitled to cast one (1) vote on all matters to be voted on or consented to by the Board, or by any committee or subcommittee of the Board.

SIXTH: Prior to the Trigger Date, any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent of such stockholders.

SEVENTH: Special meetings of stockholders of the Corporation may be called only by the Executive Chairman, the Chief Executive Officer or, pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies, by the Board; provided, however, that prior to the Trigger Date, special meetings of the stockholders of the Corporation shall also be called by the Secretary of the Corporation at the request of the holders of record of more than 50% of the outstanding shares of Common Stock. The authorized person(s) calling a special meeting may fix the date, time and place, if any, of such meeting; provided, however, that if the Secretary of the Corporation is calling a special meeting at the request of the holders of record of more than 50% of the outstanding shares of Common Stock, such stockholders may fix the date, time and place, if any, of such meeting. On and after the Trigger Date, except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, the stockholders of the Corporation do not have the power to call a special meeting of stockholders of the Corporation. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board. Holders of record of more than 50% of the outstanding shares of Common Stock requesting a special meeting may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by or on behalf of such stockholders.

EIGHTH: In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the bylaws of the Corporation without any action on the part of the stockholders of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Second Amended and Restated Certificate of Incorporation, any bylaw adopted or amended by the Board, and any powers thereby conferred, may be amended, altered or repealed (A) prior to the Trigger Date, by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, and (B) on and after the Trigger Date, by the affirmative vote of holders of not less than 66 2/3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

NINTH:

~~(a) To the fullest extent permitted by the DGCL, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. If the DGCL is hereafter amended to permit exculpation of officers, then, from and after the effective time of such amendment, to~~(a) To the fullest extent permitted by the DGCL, ~~the officers~~a director or officer of the Corporation ~~for which such exculpation is permitted~~shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as ~~an~~a director or officer, except to ~~the to~~the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any repeal or modification of this paragraph shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

(b) The Corporation may, to the fullest extent permitted by Section 145 of the DGCL, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under the bylaws of the Corporation or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

TENTH: To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, any business opportunities that are from time to time presented to any of the Principal Stockholders or any of their respective affiliates or any of their respective agents, shareholders, members, partners, directors, officers, employees, affiliates or subsidiaries (other than the Corporation and its subsidiaries), including any director or officer of the Corporation who is also an agent, shareholder, member, partner, director, officer, employee, affiliate or subsidiary of any Principal Stockholder (each, a “Business Opportunities Exempt Party”), even if the business opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no Business Opportunities Exempt Party shall have any duty to communicate or offer any such business opportunity to the Corporation or be liable to the Corporation or any of its subsidiaries or any stockholder, including for breach of any fiduciary or other duty, as a director or officer or controlling stockholder or otherwise, and the Corporation shall indemnify each Business Opportunities Exempt Party against any claim that such person is liable to the Corporation or its stockholders for breach of any fiduciary duty, by reason of the fact that such person (i) participates in, pursues or acquires any such business opportunity, (ii) directs any such business opportunity to another person or (iii) fails to present any such business opportunity, or information regarding any such business opportunity, to the Corporation or its subsidiaries, unless, in the case of a person who is a director or officer of the Corporation, such business opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of the Corporation.

Neither the amendment nor repeal of this Article Tenth, nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

If any provision or provisions of this Article Tenth shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Tenth (including, without limitation, each portion of any paragraph of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article Tenth (including, without limitation, each such portion of any paragraph of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by applicable law.

This Article Tenth shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate of Incorporation, the bylaws of the Corporation, applicable law, or otherwise. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in any securities of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Tenth.

ELEVENTH: The Corporation shall not be governed by or subject to the provisions of Section 203 of the DGCL, or any successor statute thereto.

TWELFTH: The Corporation shall have the right, subject to any express provisions or restrictions contained in this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, from time to time, to amend this Second Amended and Restated Certificate of Incorporation or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Second Amended and Restated Certificate of Incorporation or any amendment hereof are subject to such right of the Corporation.

THIRTEENTH: Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation (and in addition to any other vote that may be required by applicable law or this Second Amended and Restated Certificate of Incorporation), (i) prior to the Trigger Date, the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal any provision of this Second Amended and Restated Certificate of Incorporation, and (ii) on and after the Trigger Date, the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal any provision of this Second Amended and Restated Certificate of Incorporation.

FOURTEENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware, shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Second Amended and Restated Certificate of Incorporation or the Corporation’s bylaws (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. The federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Fourteenth.

If any provision or provisions of this Article Fourteenth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Fourteenth (including, without limitation, each portion of any sentence of this Article Fourteenth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. The provisions of this Article Fourteenth shall not apply to actions brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended.

To the fullest extent permitted by law, if any action the subject matter of which is within the scope of the first paragraph of this Article Fourteenth is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (A) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the first paragraph of this Article Fourteenth (an “FSC Enforcement Action”) and (B) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

FIFTEENTH: For as long as the Stockholders’ Agreement remains in effect, to the fullest extent permitted by law, in the event of any conflict between the terms and provisions of this Second Amended and Restated Certificate of Incorporation and those contained in the ~~Stockholder's~~Stockholders’ Agreement, the terms and provisions of the Stockholders’ Agreement shall govern and control except as provided otherwise by mandatory provisions of the DGCL.

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Annex B

IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Incorporation as of this~~17th~~ __ day of ~~May, 2022~~________ , 2023.

PROFRAC HOLDING CORP.

By:	~~/s/ Lance Turner~~
Name:	~~Lance Turner~~
Title:	~~Chief Financial Officer~~

[Signature Page to ProFrac Holding Corp. Second Amended and Restated Certificate of Incorporation]